Exhibit 99.2

1 Kadmon Holdings, Inc. Corporate Presentation June 2018

2 2 Disclaimers This presentation contains “forward - looking” statements that are based on the beliefs and assumptions and on information currently available to management of Kadmon Holdings, Inc . (the “Company”) . All statements other than statements of historical fact contained in this presentation are forward - looking statements . Forward - looking statements include information concerning the initiation, timing, progress and results of clinical trials of the Company’s product candidates, the timing or likelihood of regulatory filings and approvals for any of its product candidates, and estimates regarding the Company’s expenses, future revenues and future capital requirements . In some cases, you can identify forward - looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other comparable terminology . There are important factors that could cause the Company’s actual results to differ materially from those expressed or implied by the forward - looking statements, including those factors discussed under the caption entitled “Risk Factors” in the Company’s Quarterly Report on Form 10 - Q for the period ended March 31 , 2018 . Forward - looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward - looking statements . Forward - looking statements represent the Company’s beliefs and assumptions only as of the date of this presentation . Although the Company believes that the expectations reflected in the forward - looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievements . Except as required by law, the Company assumes no obligation to publicly update any forward - looking statements for any reason after the date of this presentation to conform any of the forward - looking statements to actual results or to changes in its expectations . We have filed a registration statement (File No. 333 - 222364), including a prospectus, with the SEC for the offering to which thi s communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has fil ed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on t he SEC website at www.sec.gov . Alternatively, the issuer, any underwriter, or any dealer participating in the offering will arrange to send you the prospect us, if and when available, if you request it by contacting Jefferies LLC, Attention: Equity Syndicate Prospectus Department, 520 Mad iso n Avenue, 2nd Floor, New York, NY 10022, telephone: (877) 821 - 7388, e - mail: Prospectus_Department@Jefferies.com .

3 3 Innovative Pipeline for Significant Unmet Medical Needs Clinical - Stage Compounds Indication Preclin. Phase 1 Phase 2 Status Inflammatory and Fibrotic Diseases KD025 (ROCK2 inhibitor) Chronic Graft - Versus - Host Disease (cGVHD) Phase 2 ongoing; Pivotal trial planned Q3 2018 Scleroderma (Systemic Sclerosis) Phase 2 planned Q4 2018 Idiopathic Pulmonary Fibrosis (IPF) Phase 2 ongoing Moderate to Severe Psoriasis Phase 2 ongoing Genetic Diseases Tesevatinib Autosomal Dominant Polycystic Kidney Disease (ADPKD) Phase 2 ongoing Autosomal Recessive Polycystic Kidney Disease (ARPKD) Phase 1 ongoing KD034 Wilson’s Disease Two ANDAs submitted

4 ROCK Inhibitor Platform Inflammatory and Fibrotic Diseases

5 5 The Role of the ROCK Signaling Pathway ROCK Signaling Pathway Plays a Key Role in Multiple Tissue Types  Rho - associated coiled - coil kinase (ROCK) is a serine/threonine kinase that mediates a wide range of functions, including cell movement, shape, differentiation and function 1  Two isoforms exist: ROCK1 and ROCK2, with both overlapping and non - redundant functions 1  ROCK is ubiquitously expressed, with high levels in smooth muscle tissues, brain and heart 2  ROCK inhibition has therapeutic potential in a wide range of diseases 1 Small GTPases . 2014; 5: e29846. 2 Post - Genomic Cardiology (Second Edition). 2014, Pages 183 – 215

ROCK2 Rebalances Immune Response to Treat Immune Dysfunction

ROCK2 Inhibition Downregulates STAT3 and Upregulates STAT5 Pathways

- **ROCK2 inhibition down-regulates pro-inflammatory Th17 responses and increases Treg function, helping to resolve immune dysregulation**
  - Reduces STAT3 phosphorylation and increases STAT5 phosphorylation
- **ROCK2 inhibition rebalances immune response instead of suppressing entire immune system**

ROCK2 Activation


STAT3
(Th17)
STAT5
(Treg)
Inflammation
RORγt
IRF4
Resolution

ROCK2 Inhibition


STAT3
(Th17)
STAT5
(Treg)
Inflammation
Resolution

Kadmon
6

ROCK is the Common Pathway of Initiating Factors in Fibrosis

ROCK Regulates Multiple Pro-Fibrotic Processes, Including Myofibroblast Activation

- **ROCK is downstream of major pro-fibrotic mediators, including:**
  - Transforming growth factor beta (TGF-β)
  - Connective tissue growth factor (CTGF)
  - Lysophosphatidic acid (LPA)
- **ROCK regulates fibroblast differentiation to myofibroblasts, a defining feature of pathologic fibrosis**
- **ROCK mediates stress fiber formation**
- **ROCK regulates transcription of pro-fibrotic genes, including CTGF and alpha-smooth muscle actin (α-SMA)**



Myofibroblast Cell
CTGF
TGF-β
LPA
ROCK
Stress fiber formation
F-actin
G-actin
MKL1
G-actin
MKL1
Pro-fibrotic genes
↑ FN
↑ XIAP
↑ CTGF
↑ α-SMA
↑ Bcl-2
MKL1
SRF

Am J Pathol. 2015 Apr;185(4):909-12.

Kadmon
7

KD025: A ROCK2-Selective Inhibitor

KD025 is Kadmon's Lead ROCK2 Inhibitor In Phase 2 Development

- **KD025 is a selective oral ROCK2 inhibitor in Phase 2 clinical development for inflammatory and fibrotic diseases**
  - Demonstrated a favorable tolerability profile and clinical activity in 8 completed clinical trials
  - To date, more than 350 subjects have been dosed with KD025 for inflammatory or fibrotic diseases or as healthy volunteers
- **KD025 half-life: 6-8 hours**
- **Linear PK within therapeutic exposure range**
- **Demonstrated clinical activity as low as 200 mg QD**
  - Achieving median C_{max} ~2,100 ng/mL (~5 μM) and $AUC_{0\text{-}24}$ ~10,000 h.ng/mL
  - Little to no accumulation—steady-state levels comparable to single dose levels in QD regimen
- **Exposure is comparable in healthy volunteers and in inflammatory and fibrotic disease patients**

Kadmon 8

KD025: Chronic Graft-Versus-Host-Disease (cGVHD)

cGVHD: Complication Following HSCT

- **Life-threatening condition following stem cell transplant from blood or bone marrow (hematopoietic stem cell transplantation (HSCT))**
- **Transplanted immune cells (graft) attack healthy cells (host), leading to inflammation and fibrosis in multiple organs**
- **cGVHD demonstrates common features of both inflammatory and fibrotic diseases:**
  - Immune system over-activation
  - Fibrotic response
- **Leading cause of post-transplant morbidity and mortality**

KD025 – cGVHD Summary

- **In preclinical models, KD025 reversed manifestations of cGVHD:**
  - Targeted immunologic and fibrotic components of cGVHD
  - Did not inhibit the immune system's ability to fight infections in mice challenged with murine CMV
- **Positive results from ongoing Phase 2 clinical trial in adults with steroid-dependent or steroid refractory cGVHD**
- **Received Orphan Drug Designation in October 2017**

Kadmon 9

10 10 cGVHD Treatment Landscape Currently Available cGVHD Therapies  Steroids are first - line treatment for cGVHD  Ibrutinib received FDA approval in August 2017 for adults with cGVHD after failure of one or more lines of systemic therapy 1  Enrollment criteria required 25% body surface area erythematous rash or >4 total mouth score  Approval was based on an open - label, single - arm, Phase 1b/2 study in 42 patients  Ibrutinib efficacy 1,2 : – Overall response rate (ORR) was 67% (28/42 patients) – 48% (20/42) of patients sustained response for ≥20 weeks  Ibrutinib safety: – 24% of patients discontinued due to adverse reactions – Fatigue and pneumonia were the most common adverse reactions leading to discontinuation Ruxolitinib in Development for GVHD  Two ongoing Phase 2 trials in steroid - refractory acute GVHD (aGVHD ): – REACH1: Single - arm study; results expected Q2 2018 – REACH2: Randomized vs. BAT 3  Ongoing Phase 3 trial in steroid - refractory cGVHD (REACH3): – Excludes patients who have received 2 or more systemic treatments for cGVHD in addition to corticosteroids ± CNI 4 and any systemic treatment – Randomized vs. BAT; optional crossover to ruxolitinib after Cycle 6 1 Co - developed by Janssen and AbbVie; brand name Imbruvica ® 2 Imbruvica label 3 Best Available Therapy 4 Calcineurin inhibitor

Ongoing Ph2 Trial of KD025 in cGVHD: Design and Key Endpoints

KD025-208

Key Eligibility Criteria:

- Adults with steroid-dependent or steroid-refractory cGVHD
- Have persistent active cGVHD after at least 2 months of steroid therapy
- Receiving glucocorticoid therapy +/- calcineurin inhibitor therapy for cGVHD
- No more than 3 prior lines of treatment for cGVHD

Cohort 1: 200mg QD (n=16) →

Cohort 2: 200mg BID (n=16) →

Cohort 3: 400mg QD (n=16) →

Key Endpoints:

- Overall Response Rate (ORR), per 2014 NIH criteria[1]
- Safety and tolerability of KD025 in patients with cGVHD
- Duration of response and response by organ system
- Changes in corticosteroid and calcineurin inhibitor dose

Enrollment per trial design; actual enrollment: Cohort 1 (n=17); Cohort 2 (n=16); Cohort 3 (ongoing)

[1]2014 National Institutes of Health (NIH) Consensus Conference overall response criteria

Kadmon 11

12 12 KD025 Associated With Robust Overall Responses Approximately Two - Thirds of Patients Achieved a Clinical Response with KD025  KD025 was well tolerated: – No treatment - related SAEs – No apparent increased risk of infection  ORRs of 65% and 69% in Cohorts 1 and 2, respectively – Observed CRs in multiple organs, including in organs with fibrotic disease  Durable responses: 8/17 (47%) patients in Cohort 1 and 6/16 (38%) patients in Cohort 2 have sustained response for ≥ 20 weeks – Durability data continue to mature across both cohorts  Patients were able to reduce doses of corticosteroids and other immunosuppressants – 37% and 26% reductions in median corticosteroid dose in Cohorts 1 and 2, respectively – 5/33 patients (15%) have completely discontinued steroids  Lee Symptom Scale Score improvements (≥7 point reduction) in 55% of patients in Cohort 1 and 2 Data as of 5/2/2018

13 13 KD025 in cGVHD: Regulatory Pathway Planned Regulatory Pathway for KD025 in cGVHD  FDA Type C meeting with Kadmon on March 22, 2018 to receive guidance on development pathway  Based on FDA guidance, Kadmon plans to initiate an open - label pivotal Phase 2 trial in cGVHD – Two dose levels: KD025 200 mg QD and KD025 200 mg BID  Either dose may be considered by the FDA as the registrational dose – Primary endpoint: ORR, defined as percentage of patients who meet 2014 NIH criteria, supported by a key secondary endpoint of duration of response (DOR)  We believe an ORR of at least 30% would be considered clinically meaningful in this population  Trial initiation anticipated Q3 2018

14 14 KD025 - 213: Planned Pivotal Trial of KD025 in cGVHD KD025 200 mg BID (n=63) KD025 200 mg QD (n=63) Treat to progression Primary Endpoint: • ORR, per 2014 NIH criteria Key Secondary Endpoints: • Durability of response • Response by organ system • Lee Symptom Score • Changes in corticosteroid and calcineurin inhibitor dose • Failure - free survival • Pharmacokinetics R KD025 - 213 Key Eligibility Criteria: • Adults who have had HSCT • Have active cGVHD • Received at least two prior lines of systemic therapy for cGVHD

15 15 KD025 - 209: Planned Phase 2 Clinical Trial in Scleroderma Scleroderma (Systemic Sclerosis) Background  Scleroderma (also known as systemic sclerosis) is a chronic multi - system disease characterized by skin thickening and internal organ fibrosis – Approximately 75,000 to 100,000 people in the U.S. are living with scleroderma  There are no FDA - approved therapies currently available for scleroderma KD025 – Scleroderma Summary  ROCK inhibition has demonstrated potential in preclinical models for scleroderma  Currently designing a Phase 2, placebo - controlled study of KD025 for scleroderma (KD025 - 209) – Study protocol under development  Initiation of Phase 2 clinical study planned Q4 2018

16 16 KD025: Idiopathic Pulmonary Fibrosis (IPF) IPF: Major Unmet Medical Need  IPF is a progressive fibrotic disease of the lungs – Believed to be caused by repetitive environmental injury to lining of the lungs and resulting abnormal wound - healing responses – Prolonged activation of wound - healing responses can result in permanent scarring, organ malfunction and death  Two approved therapies, Esbriet ® (pirfenidone) and Ofev ® (nintedanib)  Need for additional effective IPF therapies KD025 – IPF Summary  KD025 reduced fibrosis in multiple preclinical models: – Reduced lung fibrosis in bleomycin mouse model – Reduced fibrosis in cGVHD mouse model  Demonstrated clinical activity in ongoing Phase 2 clinical trial in adults with IPF who previously received pirfenidone and/or nintedanib or been offered both

17 17 KD025 in IPF: Demonstrated Clinical Activity 1  KD025 - 207: Open - label, 24 - week trial of 39 patients randomized 2:1 to receive KD025 400 mg QD or Best Supportive Care (BSC)  KD025 slowed the decline in lung function in IPF patients at 24 weeks 2 : – Absolute change in FVC of - 50 mL in KD025 patients (n=24), compared to - 175 mL with BSC (n=11) – KD025 patients demonstrated 1.0% FVC decline, compared to 5.0% with BSC – 29% of KD025 patients experienced an FVC % predicted decline ≥ 5%, compared to 55% with BSC  KD025 was well tolerated, with no drug - related SAEs – 90% of patients on KD025 elected to continue on treatment beyond 24 weeks  Trial expanded to include an additional 40 patients, increasing total enrollment to ~81 patients 1 Conclusions based on Modified ITT (mITT) population: Randomized patients who received at least 1 KD025 dose or completed Visit 1 on BSC, and who had evaluable baseline and at least one evaluable post - baseline FVC measure ( linear extrapolation) 2 Data cutoff date: March 13, 2018; presented at ATS 2018

18 18 KD025 Clinical Activity Maintained Through Week 48 1  Range of Δ FVC in treatment arms of Phase 3 studies of approved IPF therapies nintedanib and pirfenidone 2,3 Range of Δ FVC in placebo arms of Phase 3 studies of approved IPF therapies 2,3 1 Not a head - to - head comparison 2 Supplement to: N Engl J Med 2014;370:2071 - 82. Page 18, Table S5: Secondary lung function endpoints in INPULSIS™ - 1 and INPULSIS™ - 2 at week 52 (pooled data). 0 BSC - 175 mL (n=9) KD025 - 50 mL (n=20) KD025 - 120 mL ( n=12) 4 -400 -350 -300 -250 -200 -150 -100 -50 0 0 12 24 36 48 Change in FVC (mL) Time (Weeks) 0 3 N Engl J Med 2014;370:2083 - 92. DOI: 10.1056/NEJMoa1402582.Page 2088, Fig 2B (ASCEND). 4 N=12 reflects patients with week 48 FVC, with no imputation Patients who Continue on KD025 to Week 48 Maintain Slowed Rate of FVC Decline (mITT Population)

19 19 Wilson’s Disease Background  Wilson’s Disease is a genetic disorder characterized by an inability to excrete copper – Leads to severe hepatic, neurologic, psychiatric and/or ophthalmic abnormalities – 10,000 living with Wilson’s Disease in the United States – Currently available treatments require cold storage and have inconvenient dosing schedules KD034: Enhanced Formulations of Trientine for Wilson’s Disease KD034 – Wilson’s Disease Summary  Kadmon’s KD034 portfolio contains a trientine hydrochloride formulation packaged to optimize Wilson’s Disease management for patients who are intolerant of penicillamine – Includes a bottled generic 250 mg capsule formulation and a generic 250 mg capsule formation in blister packaging that offers room temperature stability – Stability and bioequivalence studies completed  Kadmon has submitted two ANDAs for KD034 to the FDA – Bottled generic: ANDA submitted December 5, 2016 – Blister pack: ANDA submitted March 31, 2017  Kadmon is in dialogue with the FDA to work towards regulatory approval

20 Preclinical Research

Kadmon Drug Discovery Platform

Robust Drug Discovery Platform
• **24-person team developing small molecules and biologics** • **Lead program: Third-generation ROCK inhibitors optimized for clinical development**

Platform	Target	Potential Indication(s)
Small Molecules	Rho associated coiled-coil containing protein kinase (ROCK) inhibitors **Lead candidate: KD045**	Fibrotic and inflammatory diseases (KD045 IND anticipated 2H 2019)
	Glucose transport (GLUT) inhibitors	Autoimmune diseases
Biologics	IL-15-containing fusion proteins **Lead candidate: KD033 (anti-PD-L1/IL-15)**	Immuno-oncology (KD033 IND anticipated 2H 2019)

Kadmon
21

22 22 KD045, Lead ROCK Inhibitor Candidate Kadmon ROCK Inhibitor Program Overview hinge Activation loop G - loop KD045  Discovery goal: Identify and develop proprietary third - generation ROCK inhibitors optimized for clinical development – Develop candidates with improved potency, specificity, “drug - like” properties and safety  Development goal: Validate the role of ROCK signaling in fibrotic and inflammatory disease  Lead preclinical candidate selected (KD045) – Demonstrated activity in multiple in vivo pharmacology models, including in models of bleomycin - induced lung fibrosis and renal fibrosis – IND anticipated 2H 2019

23 23 KD033: Lead IL - 15 Fusion Platform Candidate KD033 (anti - PD - L1/IL - 15 Fusion Protein ): IND Anticipated 2H 2019 Anti - PD - L1 alone, 10 mg/kg Anti - PD - L1/IL - 15 (KD033 surrogate ), 3.3 mg/kg Vehicle n=12 Dosing, once a week Day 54 Day 77 Day 124 % Survival Days after tumor inoculation 1 st Rechallenge 2 nd Rechallenge 3 rd Rechallenge 1 MC38 colon adenocarcinoma model  KD033 combines a master regulator (PD - L1) and a stimulator (IL - 15) of immune response, targeted to the tumor site  In vitro , KD033 has shown to block PD - 1/PD - L1 signaling and to activate IL - 15R in cell - based assays  KD033 - treated mice survived tumor rechallenge, suggesting that KD033 induces immune system memory 1

24 24 Company Summary Leader in R&D of ROCK Inhibitors  KD025: Selective ROCK2 inhibitor in Phase 2 clinical development: – Open - label, dose - finding trial in cGVHD – Randomized, open - label trial in IPF  Generated a portfolio of preclinical ROCK inhibitors for inflammatory and fibrotic diseases – Lead candidate identified (KD045); IND anticipated 2H 2019 Biologics Platform  Developing unique oncology product candidates, including KD033, an anti - PD - L1/IL - 15 fusion protein Commercial Platform  Supports development and future commercialization of clinical - stage product candidates  KD034: Generic trientine hydrochloride formulation in development for Wilson’s disease Clinical Program in Polycystic Kidney Disease  Tesevatinib: Potent EGFR inhibitor in ongoing clinical trials for polycystic kidney disease: – Phase 2 randomized, double - blind, placebo - controlled trial in autosomal dominant polycystic kidney disease – Phase 1 trial in autosomal recessive polycystic kidney disease Significant MeiraGTx Ownership  Kadmon transferred its gene therapy platform to MeiraGTx Limited and retains a 17.7% ownership (MeiraGTx Form S - 1 filed May 14, 2018)

25 25 Financial Profile KDMN Financial Summary  Cash and cash equivalents of $49.2 million as of March 31, 2018  78,794,746 common shares outstanding as of May 4, 2018  Trades on the NYSE under the ticker symbol “KDMN”